Small Cap Opportunities Fund Summary
(The Fund is currently closed to new investors)

Class/Ticker: Administrator Class - NVSOX

Summary Prospectus

March 1, 2012

Link to Prospectus	Link to SAI

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.wellsfargo.com/advantagefunds. You can also get information at no cost by calling 1-800-222-8222, or by sending an email request to wfaf@wellsfargo.com. The current prospectus ("Prospectus") dated March 1, 2012, and the statement of additional information ("SAI"), dated March 1, 2012, are incorporated by reference into this summary prospectus. The Fund's SAI may be obtained, free of charge, in the same manner as the Prospectus.

Investment Objective

The Fund seeks long-term capital appreciation.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.79%
Distribution (12b-1) Fees	0.00%
Other Expenses	0.43%
Acquired Fund Fees and Expenses	0.03%
Total Annual Fund Operating Expenses	1.25%
Fee Waivers	0.02%
Total Annual Fund Operating Expenses After Fee Waiver[1]	1.23%
1.	The Adviser has committed through February 28, 2013 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver, excluding certain expenses, at 1.20% for Administrator Class. After this time, such cap may be changed or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. The example also assumes that the Total Annual Fund Operating Expenses After Fee Waiver shown above will only be in place for the length of the current waiver commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After:
1 Year	$125
3 Years	$395
5 Years	$684
10 Years	$1,510

Portfolio Turnover

The Fund pays transaction costs, such as commissions,when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 100% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, we invest at least 80% of the Fund's net assets in equity securities of small-capitalization companies. Currently, we consider small capitalization companies to be those with market capitalizations of $3 billion or less. This includes common stocks, securities convertible into common stocks and, subject to special limitations, rights or warrants to subscribe for or purchase common stocks. We also may invest to a limited degree in non-convertible debt securities and preferred stocks. Furthermore, we may use futures or options to manage cash. Effective April 1, 2012, the Fund will define small-capitalization companies as companies with market capitalizations within the range of the Russell 2500TM Index at the time of purchase. The market capitalization range of the Russell 2500TM Index was $76.4 million to $7.4 billion, as of June 30, 2011, and is expected to change frequently.

We actively manage a diversified portfolio of securities of companies that we believe can generate above-average earnings growth and reasonable valuations relative to the company's historical position and competitive peer group. We use a bottom-up fundamental research driven process in our stock selection. In selecting securities for the Fund, we seek to identify companies that either are rapidly growing (usually with relatively short operating histories) or emerging from a period of dramatic change. These changes may involve a sharp increase in earnings, the hiring of new management or other measures taken to narrow the gap between share price and takeover/asset value.

We may reduce or eliminate exposure to a stock when we identify a more attractive investment opportunity, or when a company's fundamentals change (product failure, change in management, margin compression and/or change to the competitive landscape). We will also consider selling a stock if the stock's price target has been met.

Principal Investment Risks

An investment in the Fund is not a deposit of Wells Fargo Bank, N.A. or its affiliates and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Counter-Party Risk. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

Derivatives Risk. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

Futures Risk. Because the futures utilized by a Fund are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts, the primary credit risk on futures contracts is the creditworthiness of the exchange itself. Futures are also subject to market risk, interest rate risk (in the case of futures contracts relating to income producing securities) and index tracking risk (in the case of stock index futures).

Issuer Risk. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

Leverage Risk. Leverage created by borrowing or certain investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.

Liquidity Risk. A security may not be able to be sold at the time desired or without adversely affecting the price.

Management Risk. There is no guarantee of the Fund's performance or that the Fund will meet its objective. The market value of your investment may decline and you may suffer investment loss.

Market Risk. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

Options Risk. An investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. A Fund that purchases options is subject to the risk of a complete loss of premiums, while a Fund that writes options could be in a worse position than it would have been had it not written the option. There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position.

Regulatory Risk. Changes in government regulations may adversely affect the value of a security. An insufficiently regulated industry or market might also permit inappropriate practices that adversely affect an investment.

Smaller Company Securities Risk. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The Fund's average annual total returns are compared to the performance of an appropriate broad-based index(es). Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Fund's Web site at wellsfargoadvantagefunds.com.

Calendar Year Total Returns as of 12/31 each year
Administrator Class

Highest Quarter: 2nd Quarter 2009	+19.83%
Lowest Quarter: 4th Quarter 2008	-24.06%

Average Annual Total Returns for the periods ended 12/31/2011
	Inception Date of Share Class	1 Year	5 Year	10 Year
Administrator Class (before taxes)	8/1/1993	-4.40%	3.07%	7.72%
Administrator Class (after taxes on distributions)	8/1/1993	-4.94%	2.32%	6.26%
Administrator Class (after taxes on distributions and the sale of Fund Shares)	8/1/1993	-2.14%	2.48%	6.20%
Russell 2000® Index (reflects no deduction for fees, expenses, or taxes)		-4.18%	0.15%	5.62%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

Fund Management

Investment Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Schroder Investment Management North America Inc.	Jenny B. Jones, Portfolio Manager / 2003

Transaction Policies

Administrator Class shares are offered for direct investment by institutions such as pension and profit sharing plans, employee benefit trusts, endowments, foundations and corporations. Administrator Class shares may also be offered through certain financial intermediaries that may charge their customers transaction or other fees.

Institutions Purchasing Fund Shares	To Place Orders or Redeem Shares

Minimum Initial Investment
Administrator Class: $1 million (certain eligible investors may not be subject to a minimum initial investment) (currently closed to new investors)

Minimum Additional Investment
Administrator Class: None

Opening an Account
Institutions which currently have another account with Wells Fargo Advantage Funds may open an account by phone or internet. If the institution does not have an account, contact your investment representative.

Mail: Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266 Internet: wellsfargoadvantagefunds.com Phone or Wire: 1-800-222-8222 Contact your investment representative.

In general, you can buy or sell shares of the Fund by mail, internet, phone or wire on any business day. You also may buy and sell shares through a financial professional.

Tax Information

Any distributions you receive from the Fund may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax advantaged investment plan. You should consult your tax adviser about your specific tax situation.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

Link to Prospectus	Link to SAI